Templeton Smaller
Companies Growth Fund

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Smaller Companies Growth Fund seeks to achieve long-term growth through a flexible policy of investing primarily in common stocks and all types of common stock equivalents, including rights, warrants, and preferred stock, of companies of various nations throughout the world. The Fund seeks to achieve its objectives by investing primarily in securities of smaller companies globally.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Smaller Companies Growth Fund for the fiscal year ended August 31, 1995. During this period, strong stock markets in many countries helped the Fund's performance, and, as shown in the Performance Summary on page 6, the Fund's Class I shares provided a total return of 9.20% for the year under review.

Throughout the spring and summer, U.S. stocks, which made up 34.1% of the Fund's total net assets on August 31, 1995 achieved record high price levels, as measured by most major stock indices. U.S. technology stocks were particularly strong in the first half of 1995, and the Fund benefited from its holdings in stocks such as Picturetel Corp. (a videoconferencing hardware company) and Cirrus Logic (a semiconductor company). One has to wonder, however, whether technology stocks have now been over-glamorized by the market. Generally, we are now finding small-cap bargains outside of the technology

--------------------------------------------------------------------------------

Templeton Smaller Companies
Growth Fund

Top 10 Industries on 8/31/95
As a Percentage of Total Net Assets

                                                                      % of Total
Industry                                                              Net Assets
--------------------------------------------------------------------------------
Banking                                                               8.1%
--------------------------------------------------------------------------------
Telecommunications                                                    5.9%
--------------------------------------------------------------------------------
Insurance                                                             5.9%
--------------------------------------------------------------------------------
Transportation                                                        5.4%
--------------------------------------------------------------------------------
Health & Personal Care                                                4.9%
--------------------------------------------------------------------------------
Broadcasting & Publishing                                             4.7%
--------------------------------------------------------------------------------
Forest Products & Paper                                               4.2%
--------------------------------------------------------------------------------
Data Processing & Reproduction                                        4.0%
--------------------------------------------------------------------------------
Financial Services                                                    3.7%
--------------------------------------------------------------------------------
Metals & Mining                                                       3.4%
--------------------------------------------------------------------------------

sector and more generally outside of the U.S. -- not surprising given the recent strong performance of the U.S. market, both large and small cap.

The performance of the Fund was also helped by our lack of holdings in Japan. The Nikkei index posted a total return of -10.1%, measured in U.S. dollars, during the Fund's fiscal year. Although Japan is the world's second-largest equity market (only the U.S. is larger), we have been unable to find attractively valued stocks there. We believe that, over the long term, the Fund's strict discipline of buying only value stocks will continue to provide attractive returns for shareholders.

Emerging markets are one area where we're spending more time looking for bargain, small cap stocks. Many of the emerging markets have been poor performers over the past year, with investors somewhat disillusioned after the Mexican economic and stock market crisis. Falling markets attract the attention of value investors like us -- we want to be buying stocks other investors don't like. The Russian market is a good example of the work we're doing in these markets, although continuing regulatory issues (primarily the lack of proper share custody services) have kept us from investing in Russian stocks.

--------------------------------------------------------------------------------

Templeton Smaller Companies
Growth Fund

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

            United States Stocks              32.9%
            Australian Stocks                  4.1%
            Latin American Stocks              6.2%
            Asian Stocks                       8.3%
            Canadian Stocks                    2.0%
            European Stocks                   24.6%
            Fixed-Income Securities            2.1%
            Short-Term Obligations &
             Other Net Assets                 19.8%

We continue to believe that many investors should have a portion of their assets in global, small capitalization stocks in order to reap the benefits of diversification. Owning some international stocks is less risky than owning only U.S. stocks, and holding small cap stocks can help an investor reduce some of the risk of holding only larger company stocks. Studies have shown that, in the long run, stocks of small companies have tended to outperform those of larger companies. This is because small companies often have higher growth rates and are usually less-scrutinized and understood by the investment community./1/ Although past performance cannot guarantee future results, we believe small company stocks, particularly on a global basis, offer tremendous opportunities for investors.

Of course, there are special risks associated with foreign investments in smaller companies, including political uncertainty, price volatility, illiquidity, currency fluctuation and limited product lines, markets, or financial and management resources. Although the short-term price volatility of smaller companies and developing markets can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of more than 20%

--------------------------------------------------------------------------------

Templeton Smaller Companies
Growth Fund

Top 10 Holdings on 8/31/95
As a Percentage of Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
News International PLC; Broadcasting &
Publishing, Australia                                                 2.8%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasilerias
SA, pfd., ADR; Telecommunications, Brazil                             1.8%
--------------------------------------------------------------------------------
Gesa-Gas Y Electricidad SA; Utilities -
Electrical & Gas, Spain                                               1.3%
--------------------------------------------------------------------------------
Telefonos de Mexico SA, L, ADR;
Telecommunications, Mexico                                            1.2%
--------------------------------------------------------------------------------
LCI International; Telecommunications,
United States                                                         1.2%
--------------------------------------------------------------------------------
Ecco SA; Business & Public Services,
France                                                                1.1%
--------------------------------------------------------------------------------
Eckerd Corp.; Merchandising,
United States                                                         1.1%
--------------------------------------------------------------------------------
Comair Holdings Inc.; Transportation,
United States                                                         1.0%
--------------------------------------------------------------------------------
Banco de Andalucia; Banking,
Spain                                                                 1.0%
--------------------------------------------------------------------------------
Quantum Corp.; Data Processing &
Reproduction, United States                                           1.0%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, see page 10 of this report.


during that time./2/ Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

1. Source: Ibbotson Associates.

2. Source: Bloomberg. Based on quarterly percentage change over 15 years, ended June 30, 1995.

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

Thank you for your continued support of the Templeton Smaller Companies Growth Fund. We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Marc Joseph

Marc Joseph
Portfolio Manager
Templeton Smaller Companies Growth Fund, Inc.


--------------------------------------------------------------------------------

Marc Joseph became the lead portfolio manager of Templeton Smaller Companies Growth Fund on July 27, 1995. Mr. Joseph has been a member of the Fund's portfolio management team since 1993. Prior to joining the Templeton organization, he served as vice president of Pacific Financial Research and as a management consultant for McKinsey & Co. He holds a B.S. in Computer Science from the College of William & Mary and an MBA from Harvard Business School. Mr. Joseph is also a magna cum laude graduate of the Harvard Law School.

--------------------------------------------------------------------------------

Performance Summary

Templeton Smaller Companies Growth Fund Class I shares provided a total return of 9.20% for the one-year period ended August 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the current maximum 5.75% initial sales charge for Class I shares.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the chart on the next page, the Fund's Class I shares delivered a cumulative total return of more than 218% for the ten-year period ended
August 31, 1995.

As measured by net asset value, the price of the Fund's Class I shares increased from $8.24 on August 31, 1994 to $8.77 on August 31, 1995, while the price of the Fund's Class II shares increased from $7.87 on May 1, 1995 (the inception date for these shares) to $8.75 on August 31, 1995. Please note that Class I share prices reflect performance for an entire year, whereas Class II prices reflect performance for the four-month period these shares have been in existence.

During the reporting period, Class I shareholders received distributions totaling 10.5 cents ($0.105) per share in dividend income, 8.5 cents ($0.085) in long-term capital gains, and 0.5 cents ($0.005) in short-term capital gains. Class II shareholders did not receive distributions because Class II shares did not exist when distributions were paid. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Smaller Companies
Growth Fund - Class I


                           [LINE CHART APPEARS HERE]

1. Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends.

3. Source: U.S. Bureau of Labor Statistics

[Graph appears here showing comparison between Templeton Smaller Companies Growth Fund, MSCI World Index and the CPI]

                                                       8/85         8/95
     Templeton Smaller Companies Growth Fund/1/      $10,000       30,059
     MSCI World Index/2/                              10,000       39,400
     CPI/3/                                           10,000       14,184

The graph above shows how a $10,000 investment in the Fund's Class I shares, over the past ten years, has kept your purchasing power well-ahead of inflation, as measured by the Consumer Price Index (CPI). It also compares the Class I shares' performance over the same period with the performance of the unmanaged Morgan Stanley Capital International World Index, which tracks 22 equity markets worldwide. Class II shares are not represented, as they have not been available for a sufficient period of time. Please remember that the Fund's performance differs from that of the index because the index does not contain cash (the Fund generally carries a certain percentage of cash at any


--------------------------------------------------------------------------------

Templeton Smaller Companies
Growth Fund

Periods ended August 31, 1995

                                                                     Since         Since
                                                                   Inception     Inception
                            One-Year     Five-Year    Ten-Year     (06/01/81)    (05/01/95)
Average Annual
Total Return/1/
Class I Shares               2.92%        13.66%       11.63%         14.28%          --

Aggregate
Total Return/2/
Class II Shares                --            --           --             --         9.07%

Cumulative Total
Return/3/
Class I Shares               9.20%       101.25%      218.91%        610.98%          --

Class II Shares                --            --           --             --        11.18%

1. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures have been restated to reflect the current maximum 5.75% initial sales charge for Class I shares.
See note below.

2. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.00% initial sales charge and 1.00% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 5.75% initial sales charge for Class I shares, or the maximum 1.00% initial sales charge and 1.00% CDSC for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

Note: Prior to July 1, 1992, Class I shares were offered at a higher initial sales charge. Thus, actual total return to purchasers of shares during that period would have been different than noted above. Class II shares, which the Fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climates of countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

--------------------------------------------------------------------------------


given time) and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

Templeton Smaller Companies
Growth Fund -- Class I

If you had invested $10,000 in the Templeton Smaller Companies Growth Fund at its inception, your investment would be worth more than $66,000 today. This chart illustrates the cumulative total return of an assumed $10,000 investment in the Fund on June 1, 1981 (inception), with income dividends and capital gains distributions reinvested through August 31, 1995/1/.


[Mountain Chart appears here showing an initial Investment of $10,000 made on 6/1/81 (initial net asset value of $9,425) would be valued at $66,998 on 8/31/95]


1. The amount of capital gains distributions accepted in shares was $37,342. The amount of dividends reinvested was $11,596.

The performance information shown represents past performance and is not predictive of future results. This was a period of generally rising securities prices. For standardized performance figures, please refer to the Performance Summary on page 6.

Templeton Smaller Companies Growth Fund, Inc.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the year)

                                               CLASS I
                          ------------------------------------------------------
                                         YEAR ENDED AUGUST 31
                          ------------------------------------------------------
                             1995        1994        1993       1992      1991
                          ----------  ----------  ----------  --------  --------
Net asset value, begin-
 ning of year             $     8.24  $     7.44  $     7.70  $   8.10  $   7.21
                          ----------  ----------  ----------  --------  --------
Income from investment
 operations:
 Net investment income           .11         .09         .10       .15       .17
 Net realized and
  unrealized gain                .62         .81        1.23       .25      1.47
                          ----------  ----------  ----------  --------  --------
Total from investment
 operations                      .73         .90        1.33       .40      1.64
                          ----------  ----------  ----------  --------  --------
Distributions:
 Dividends from net in-
  vestment income               (.11)       (.07)       (.15)     (.15)     (.17)
 Distributions from net
  realized gains                (.09)       (.03)      (1.41)     (.65)     (.58)
 Distributions in excess
  of realized gains               --          --        (.03)       --        --
                          ----------  ----------  ----------  --------  --------
Total distributions             (.20)       (.10)      (1.59)     (.80)     (.75)
                          ----------  ----------  ----------  --------  --------
Change in net asset
 value                           .53         .80        (.26)     (.40)      .89
                          ----------  ----------  ----------  --------  --------
Net asset value, end of
 year                     $     8.77  $     8.24  $     7.44  $   7.70  $   8.10
                          ==========  ==========  ==========  ========  ========
TOTAL RETURN*                  9.20%      12.22%      22.71%     5.64%    26.69%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of year
 (000)                    $1,447,155  $1,409,494  $1,129,848  $950,409  $898,364
Ratio of expenses to av-
 erage net assets              1.36%       1.36%       1.29%     1.33%      .97%
Ratio of net investment
 income to average net
 assets                        1.32%       1.17%       1.70%     1.96%     2.33%
Portfolio turnover rate       18.79%      28.06%      28.73%    48.97%    34.01%

*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Smaller Companies Growth Fund, Inc.
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                                         CLASS II
                                                      ---------------
                                                      FOR THE PERIOD
                                                       MAY 1, 1995+
                                                          THROUGH
                                                      AUGUST 31, 1995
                                                      ---------------
Net asset value, beginning of period                      $  7.87
                                                          -------
Income from investment operations:
 Net realized and unrealized gain                             .88
                                                          -------
Total from investment operations                              .88
                                                          -------
Net asset value, end of period                            $  8.75
                                                          =======
TOTAL RETURN*                                              11.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                           $ 2,569
Ratio of expenses to average net assets                     2.11%**
Ratio of net investment income to average net assets         .16%**

 *TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE DEFERRED CONTINGENT SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
**ANNUALIZED.
 +COMMENCEMENT OF OFFERING OF SALES.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 75.3%
-------------------------------------------------------------------------------
 Aerospace & Military Technical Systems:
  0.7%
                British Aerospace PLC          U.K.    1,000,000 $   10,240,814
-------------------------------------------------------------------------------
 Appliances & Household Durables: 0.3%
                Chofu Seisaku Co. Ltd.         Jpn.       38,000        932,754
                Fisher & Paykel Ltd.           N.Z.        4,300         13,151
                *Mohawk Industries             U.S.      200,000      3,600,000
                                                                 --------------
                                                                      4,545,905
-------------------------------------------------------------------------------
 Automobiles: 0.6%
                +Capco Automotive Products
                 Corp.                         U.S.      700,000      5,775,000
                Qing Ling Motors Co. Ltd.,
                 H                             Chn.    8,925,000      2,334,727
                                                                 --------------
                                                                      8,109,727
-------------------------------------------------------------------------------
 Banking: 7.8%
                Banco de Andalucia              Sp.      110,000     14,295,966
                Banco Ganadero SA, ADR C       Col.       76,307      1,177,989
                Banco Popular Espanol           Sp.       90,000     13,849,466
                Banco Portugues de
                 Investimento SA              Port.      194,752      2,874,333
                Bancorp Hawaii Inc.            U.S.      174,067      5,831,244
                Colonial Bancgroup Inc., B     U.S.      170,300      4,896,125
                *Glendale Federal Bank FSB     U.S.      500,000      7,875,000
                Hibernia Corp., A              U.S.      234,700      2,347,000
                Mercantile Bancorporation      U.S.      268,800     12,163,200
                Midlantic Corp.                U.S.      223,000     11,484,500
                National Bank of Canada        Can.    1,449,200     12,006,963
                Union Planters Corp.           U.S.       92,432      2,738,298
                Whitney Holding Corp.          U.S.      298,865      9,937,261
                Wing Hang Bank                 H.K.    3,500,000     11,213,022
                                                                 --------------
                                                                    112,690,367
-------------------------------------------------------------------------------
 Broadcasting & Publishing: 4.7%
                American Publishing Co.        U.S.      180,000      2,205,000
                *Century Communications
                 Corp., A                      U.S.      743,182      7,338,922
                Cordiant PLC                   U.K.    1,096,480      1,956,542
                Grupo Radio Centro SA, ADR     Mex.      100,000        837,500
                Marieberg Tidnings AB, A       Swe.        1,700         34,923
                News International PLC         Aus.    7,888,000     40,022,592
                Oriental Press Group
                 Limited                       H.K.    6,003,000      2,423,379
                Sing Tao Holdings Ltd.         H.K.    1,881,140      1,117,846
                South China Morning Post
                 Holdings Ltd.                 H.K.   12,150,000      6,709,889
                *United International
                 Holdings Inc., A              U.S.      341,740      6,108,603
                                                                 --------------
                                                                     68,755,196
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Building Materials & Components: 1.4%
                Cristaleria Espanola SA         Sp.       72,000 $    4,764,790
                Keumkang Co. Ltd.              Kor.        5,100        390,613
                Pioneer International Ltd.     Aus.    3,000,000      7,802,106
                *Uralita SA                     Sp.      700,000      7,757,933
                                                                 --------------
                                                                     20,715,442
-------------------------------------------------------------------------------
 Business & Public Services: 2.8%
                *Adia SA, ADR                 Swtz.       21,950        489,569
                Ahrend Groep NV               Neth.      285,360      9,000,416
                *Charter Medical Corp.         U.S.      250,000      5,031,250
                Ecco SA                         Fr.      102,000     16,466,440
                *Health Management
                 Associates Inc., A, new       U.S.       57,525      1,927,088
                *Healthsource Inc.             U.S.       80,000      3,200,000
                *Novacare Inc.                 U.S.      220,000      1,815,000
                Scribona AB, A                 Swe.      132,200        959,572
                Scribona AB, B                 Swe.      250,000      1,848,859
                                                                 --------------
                                                                     40,738,194
-------------------------------------------------------------------------------
 Chemicals: 1.4%
                European Vinyls Corp. EVC
                 International NV             Neth.      116,081      4,931,062
                +Gurit Heberlein AG
                 Wattwil SG, br.              Swtz.        4,000      8,398,689
                Tessenderlo Chemie             Bel.       20,000      7,551,669
                                                                 --------------
                                                                     20,881,420
-------------------------------------------------------------------------------
 Construction & Housing: 1.6%
                Hollandsche Beton Groep NV    Neth.       81,689     13,850,642
                Kaufman & Broad Home Corp.     U.S.      500,000      6,687,500
                *Schuler Homes Inc.            U.S.      202,000      2,398,750
                                                                 --------------
                                                                     22,936,892
-------------------------------------------------------------------------------
 Data Processing & Reproduction: 4.0%
                *Cirrus Logic Inc.             U.S.      213,100     11,613,950
                Dallas Semiconductor Corp.     U.S.      198,600      4,716,750
                *Electronic Arts Inc.          U.S.       65,000      2,470,000
                *Newbridge Networks Corp.      Can.      141,871      4,096,525
                *Picturetel Corp.              U.S.      226,500     12,740,624
                *Quantum Corp.                 U.S.      580,000     13,920,000
                Sligos SA                       Fr.       72,011      6,361,736
                *Verifone Inc.                 U.S.       72,700      2,062,862
                                                                 --------------
                                                                     57,982,447
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Electrical & Electronics: 0.3%
                G.P. Batteries
                 International Ltd.           Sing.    1,346,000 $    3,634,200
                *Plantronics Inc.              U.S.        4,355        156,780
                Varitronix International
                 Ltd.                          H.K.      451,000        836,048
                                                                 --------------
                                                                      4,627,028
-------------------------------------------------------------------------------
 Electronic Components & Instruments: 1.8%
                *Chipcom Corp Com              U.S.      149,000      5,978,625
                Draka Holding NV              Neth.      333,485      7,944,462
                Tai Han Electric Wire Co.
                 Ltd.                          Kor.      260,386      8,654,837
                Twentsche Kabel Holdings
                 NV                           Neth.      102,525      3,426,846
                                                                 --------------
                                                                     26,004,770
-------------------------------------------------------------------------------
 Energy Equipment & Services: 0.2%
                Koninklijke Pakhoed NV        Neth.       98,000      2,942,084
-------------------------------------------------------------------------------
 Financial Services: 3.7%
                A.G. Edwards Inc.              U.S.      157,800      3,846,375
                Alex Brown Inc.                U.S.      100,000      6,000,000
                Dah Sing Financial
                 Holdings Ltd.                 H.K.    1,766,000      3,878,310
                First Financial Management
                 Corp.                         U.S.       37,800      3,406,725
                First USA Inc.                 U.S.      140,000      6,440,000
                Firstfed Michigan Corp.        U.S.      242,500      8,578,438
                Govett & Co. Ltd.              U.K.      292,952      1,322,757
                Invesco PLC                    U.K.    1,400,000      4,757,324
                Manhattan Card Co.             H.K.   20,130,639      8,061,617
                Onbancorp Inc.                 U.S.      248,370      7,109,591
                                                                 --------------
                                                                     53,401,137
-------------------------------------------------------------------------------
 Food & Household Products: 2.6%
                C.P. Pokphand Co. Ltd.         H.K.    2,342,000        922,762
                Cafe de Coral Holdings
                 Ltd.                          H.K.   11,536,885      2,742,264
                Compania Industrial Peru
                 Pacifico SA, 144a             PER.    2,212,000      2,562,923
                Grupo Embotellador de
                 Mexico SA de CV, GDR          Mex.       66,300        812,175
                Grupo Embotellador de
                 Mexico SA, B                  Mex.      230,000      1,447,809
                *JP Foodservice Inc.           U.S.      560,500      7,987,125
                Lam Soon Foods Inc.            H.K.      596,000         96,241
                Lindt & Spruengli, partn.
                 ctf.                         Swtz.        4,380      6,252,210
                National Foods Ltd.            Aus.    8,000,000      7,817,139
                Panamerican Beverages
                 Inc., A                       Pan.      117,200      3,486,700
                PT Japfa Comfeed
                 Indonesia, fgn.              Indo.    2,685,000      1,628,888
                Vetropack AG                  Swtz.          713      2,100,627
                                                                 --------------
                                                                     37,856,863
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Forest Products & Paper: 4.0%
                Boise Cascade Corp.            U.S.      181,415 $    7,778,168
                *Cartiere Burgo SPA, wts.      Itl.       46,800          5,205
                +Crown-Van Gelder Papier
                 SA                           Neth.       70,000      6,891,522
                Hansol Paper Co. Ltd.          Kor.       99,253      3,915,179
                Kimberly Clark de Mexico
                 SA, A                         Mex.      658,000      9,165,751
                Metsa Serla (OY), B            Fin.      237,092      9,346,348
                Munksjo AB                     Swe.    1,300,000     10,771,317
                Primex Forest Products
                 Ltd.                          Can.      300,000      1,787,377
                *Shorewood Packaging Corp.     U.S.      495,800      8,924,400
                                                                 --------------
                                                                     58,585,267
-------------------------------------------------------------------------------
 Health & Personal Care: 4.9%
                Apothekers Cooperatie OPG
                 VA, partn. ctf.              Neth.      180,000      4,550,593
                *Coventry Corp.                U.S.      250,000      4,968,750
                *Haemonetics Corp.             U.S.      254,900      5,480,350
                Internatio-Mueller NV         Neth.      146,792     10,009,154
                Medeva PLC                     U.K.    3,118,210     12,676,437
                Pacific Chemical Co. Ltd.      Kor.       60,310      1,482,010
                *Physician Corp. of
                 America                       U.S.      485,000      7,760,000
                *Playtex Products Inc.         U.S.      527,800      5,212,025
                *Quorum Health Group Inc.      U.S.      232,500      4,940,625
                *Revco DS Inc.                 U.S.      311,500      6,152,125
                Schwarz Pharma AG Ord.         Ger.       90,500      3,757,476
                *Sunrise Medical Inc.          U.S.       80,000      2,070,000
                Swank International
                 Manufacturing Co. Ltd.        H.K.   12,494,000      1,291,203
                                                                 --------------
                                                                     70,350,748
-------------------------------------------------------------------------------
 Industrial Components: 0.5%
                *Banner Aerospace Inc.         U.S.      370,200      1,527,075
                BW/IP Inc.                     U.S.        2,000         35,750
                Hoeganaes AB, B free           Swe.      238,000      5,443,315
                                                                 --------------
                                                                      7,006,140
-------------------------------------------------------------------------------
 Insurance: 5.9%
                Allied Group                   U.S.      177,000      5,619,750
                American Bankers Insurance
                 Group Inc.                    U.S.      347,615     12,079,621
                *American Travelers Corp.      U.S.      250,000      4,625,000
                Capital RE Corp.               U.S.      120,000      3,442,500
                CMAC Investment Corp.          U.S.      237,000     11,968,500
                Enhance Financial Services
                 Group Inc.                    U.S.      145,000      2,936,250
                *Fairfax Financial
                 Holdings Ltd.                 Can.       70,000      4,222,677
                International Nederlanden
                 Group                        Neth.      150,000      8,331,814

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Insurance (cont.)
                *International Nederlanden
                 Group, trading cpn.          Neth.      150,000 $      175,023
                Kemper Corp.                   U.S.      200,000      9,600,000
                Life Partners Group Inc.       U.S.      340,100      6,079,288
                London Insurance Group
                 Inc.                          Can.      200,000      3,928,505
                *Mid-Atlantic Medical
                 Services                      U.S.      250,000      4,656,250
                Reliastar Financial Corp.      U.S.      145,145      5,515,510
                W.R. Berkley Corp.             U.S.       41,000      1,757,875
                                                                 --------------
                                                                     84,938,563
-------------------------------------------------------------------------------
 Leisure & Tourism: 0.2%
                Kuoni Reisen Holding AG, B    Swtz.        1,713      2,601,593
-------------------------------------------------------------------------------
 Machinery & Engineering: 3.2%
                Bucher Holding AG             Swtz.        4,090      2,579,692
                *Bucher Holding AG, wts.      Swtz.        4,090          8,486
                Fives-Lille                     Fr.      132,750     11,569,888
                IHC Caland NV                 Neth.      400,000     11,643,877
                *Saurer AG                    Swtz.       11,660      3,773,933
                Valmet (OY)                    Fin.      190,800      5,478,074
                *Varity Corp.                  U.S.      250,000     11,375,000
                                                                 --------------
                                                                     46,428,950
-------------------------------------------------------------------------------
 Merchandising: 2.7%
                Deb Shops Inc.                 U.S.      286,100      1,037,112
                *Eckerd Corp.                  U.S.      434,485     15,913,013
                Giordano Holdings Ltd.         H.K.    3,069,674      2,518,076
                Hechinger Co., A               U.S.      900,000      4,837,500
                Kwik Save Group PLC            U.K.      175,000      1,963,211
                Li & Fung Ltd.                 H.K.    2,065,000      1,533,878
                *Naf Naf SA, wts.               Fr.        5,625          3,565
                *Sports Authority Inc.         U.S.      164,300      4,497,713
                Strawbridge & Clothier, A      U.S.      240,225      4,384,106
                United Stationers Inc.         U.S.       14,269        249,707
                Ventures Stores Inc.           U.S.      351,000      2,062,125
                Wessel & Vett AS, C            Den.          900         42,660
                                                                 --------------
                                                                     39,042,666
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Metals & Mining: 3.4%
                *AK Steel Holding Corp.        U.S.      270,000 $    8,606,250
                Alcan Australia Ltd.           Aus.    1,500,000      3,777,031
                Antofagasta Holdings PLC      Chil.    1,188,400      5,956,014
                *ARBED SA                      Lux.        2,195        296,985
                Bohler Uddeholm AG, 144a      Aust.       73,150      5,278,391
                *Grupo Simec SA de CV, ADR     Mex.      142,300      1,476,363
                Quanex Corp.                   U.S.      150,000      3,581,250
                *Russell Metals Inc.,
                 conv., A                      Can.      833,509      2,700,253
                SIG Schweizerische
                 Industrie Gesellschaft
                 Holdings AG                  Swtz.        6,325     13,700,361
                *Vallourec                      Fr.       90,000      4,526,340
                                                                 --------------
                                                                     49,899,238
-------------------------------------------------------------------------------
 Miscellaneous Materials & Commodities:
  0.3%
                Vigoro Corp.                   U.S.      100,000      4,400,000
-------------------------------------------------------------------------------
 Multi-Industry: 0.5%
                Amer Group Ltd., A             Fin.      220,000      3,749,758
                DESC Sociedad de Fomento
                 Industrial SA, B              Mex.      694,700      2,834,155
                                                                 --------------
                                                                      6,583,913
-------------------------------------------------------------------------------
 Real Estate: 1.0%
                Asean Resources Holdings
                 Ltd.                          H.K.    7,256,730      1,968,626
                *Catellus Development
                 Corp.                         U.S.      550,000      3,506,250
                New Asia Realty and Trust
                 Co. Ltd., A                   H.K.    3,583,000      6,410,612
                Tai Cheung Holdings Ltd.       H.K.    3,630,000      3,141,842
                                                                 --------------
                                                                     15,027,330
-------------------------------------------------------------------------------
 Telecommunications: 4.1%
                *Broadband Technologies        U.S.      259,745      6,363,752
                *Comcast U.K. Cable
                 Partners Ltd.                 U.K.       88,300      1,385,206
                *International Cabletel
                 Inc.                          U.S.      398,153     10,750,131
                *LCI International             U.S.      420,700     16,775,413
                *Millicom International
                 Cellular SA                   Lux.      100,000      2,950,000
                Telefonica de Argentina
                 SA, B, ADR                    Arg.      163,800      4,054,050
                Telefonos de Mexico SA, L      Mex.    4,592,972      7,495,145
                Telefonos de Mexico SA, L,
                 ADR                           Mex.      304,320      9,966,480
                                                                 --------------
                                                                     59,740,177
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                        COUNTRY   SHARES        VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
-------------------------------------------------------------------------------
 Textiles & Apparel: 1.5%
                Fountain Set Holdings Ltd.     H.K.   35,262,000 $    6,104,002
                *Fruit of the Loom Inc., A     U.S.      102,000      2,397,000
                Gamma Holdings NV             Neth.      120,000      5,834,093
                +Tungtex (Holdings) Co.
                 Ltd.                          H.K.   35,573,000      4,365,631
                Winsor Industrial Corp.
                 Ltd.                          H.K.    3,328,000      3,654,308
                                                                 --------------
                                                                     22,355,034
-------------------------------------------------------------------------------
 Transportation: 5.4%
                Airborne Freight Corp.         U.S.      417,900      8,514,712
                American President Cos.
                 Ltd.                          U.S.      100,000      2,937,500
                +Anangel-American
                 Shipholdings Ltd., ADR         Gr.      399,800      6,046,975
                Atlantic Southeast
                 Airlines Inc.                 U.S.      376,300      9,407,500
                Comair Holdings Inc.           U.S.      585,000     14,771,250
                IMC Holdings Ltd.              H.K.    6,654,000      4,744,875
                Koninklijke Nedlloyd NV       Neth.       40,000      1,390,459
                Malaysian International
                 Shipping Corp. Bhd.           Mal.      173,333        496,726
                Malaysian International
                 Shipping Corp. Bhd., fgn.     Mal.    2,133,333      6,125,263
                OMI Corp.                      U.S.    1,420,000     11,005,000
                Singapore Bus Service
                 Ltd., fgn.                   Sing.      300,100      2,090,774
                Stena Line AB, B free          Swe.      105,100        525,370
                Stolt Nielsen SA               U.S.      200,000      5,725,000
                Unitor AS                      Nor.      348,500      4,913,421
                                                                 --------------
                                                                     78,694,825
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 2.3%
                Central Costanera SA, ADR,
                 144a                          Arg.       21,500        564,375
                Electricas Reunidas de
                 Zaragoza                       Sp.      419,869      8,888,153
                Electricidad de Caracas       Venz.    3,812,302      2,938,052
                Gesa-Gas y Electricidad SA      Sp.      381,700     19,325,427
                Shandong Huaneng Power         Chn.      105,300        881,888
                                                                 --------------
                                                                     32,597,895
-------------------------------------------------------------------------------
 Wholesale & International Trade: 1.5%
                Bergen Brunswig Corp., A       U.S.      210,000      4,383,750
                Computer 2000 AG               Ger.        9,499      3,355,062
                Sime Darby Hongkong Ltd.       H.K.   11,067,000     13,438,806
                                                                 --------------
                                                                     21,177,618
                                                                 --------------
 TOTAL COMMON STOCKS (cost $783,137,202)                          1,091,858,243
-------------------------------------------------------------------------------

Templeton Smaller Companies Growth Fund, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY      SHARES          VALUE

----------------------------------------------------------------------------------
 PREFERRED STOCKS: 2.8%
----------------------------------------------------------------------------------
                Ballast Nedam NV, conv.,
                 pfd.                       Neth.          2,430    $      109,280
                Herlitz AG, pfd.             Ger.         12,000         2,190,736
                Hugo Boss AG, pfd.           Ger.          9,100         7,190,736
                Telebras-
                 Telecomunicacoes
                 Brasileiras SA, pfd.,
                 ADR                        Braz.        594,342        25,853,877
                Unibanco-Uniao de Bancos
                 Brasileiros SA, pfd.       Braz.    137,190,844         4,694,606
                                                                    --------------
 TOTAL PREFERRED STOCKS (cost $22,394,298)                              40,039,235
----------------------------------------------------------------------------------
                                                     PRINCIPAL IN
                                                   LOCAL CURRENCY**
----------------------------------------------------------------------------------
 BONDS: 2.1%
----------------------------------------------------------------------------------
 U.S. Treasury Notes:
                7.75%, 3/31/96               U.S.     10,000,000        10,114,100
                7.375%, 5/15/96              U.S.     10,000,000        10,110,900
                8.50%, 7/15/97               U.S.     10,000,000        10,460,900
                                                                    --------------
 TOTAL BONDS (cost $31,331,250)                                         30,685,900
----------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 17.2% (cost
 $248,964,819)
----------------------------------------------------------------------------------
                U.S. Treasury Bills,
                 5.25%, to 5.41% with
                 maturities to 10/26/95      U.S.    250,393,000       249,009,116
----------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 97.4% (cost $1,085,827,569)                      1,411,592,494
 OTHER ASSETS, LESS LIABILITIES: 2.6%                                   38,131,279
                                                                    --------------
 TOTAL NET ASSETS: 100.0%                                           $1,449,723,773
                                                                    ==============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.
 +SEE NOTE 6.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Smaller Companies Growth Fund, Inc.
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $1,085,827,569)                 $1,411,592,494
 Cash                                                      83,534
 Receivables:
  Investment securities sold                           44,665,419
  Capital shares sold                                   2,200,431
  Dividends and interest                                2,824,410
                                                   --------------
   Total assets                                     1,461,366,288
                                                   --------------
Liabilities:
 Payables:
  Investment securities purchased                       8,315,551
  Capital shares redeemed                               1,216,063
 Accrued expenses                                       2,110,901
                                                   --------------
   Total liabilities                                   11,642,515
                                                   --------------
Net assets, at value                               $1,449,723,773
                                                   ==============
Net assets consist of:
 Undistributed net investment income               $   10,508,605
 Net unrealized appreciation                          325,764,925
 Accumulated net realized gain                         98,214,203
 Net capital paid in on shares of capital stock     1,015,236,040
                                                   --------------
Net assets, at value                               $1,449,723,773
                                                   ==============
Class I:
 Net asset value per share
 ($1,447,154,636 / 165,040,865 shares outstanding) $         8.77
                                                   ==============
 Maximum offering price
  ($8.77 / 94.25%)                                 $         9.31
                                                   ==============
Class II:
 Net asset value per share
  ($2,569,137 / 293,675 shares outstanding)        $         8.75
                                                   ==============
 Maximum offering price
  ($8.75 / 99.00%)                                 $         8.84
                                                   ==============


STATEMENT OF OPERATIONS for the year ended August 31, 1995

Investment income:
 (net of $2,049,099 foreign taxes withheld)
 Dividends                                   $ 25,004,281
 Interest                                      10,710,720
                                             ------------
  Total income                                             $ 35,715,001
Expenses:
 Management fees (Note 4)                      10,004,316
 Administrative fees (Note 4)                   1,575,214
 Distribution fees (Note 4)
   Class I                                      3,315,877
   Class II                                         3,952
 Transfer agent fees
  (Note 4)                                      1,863,000
 Custodian fees                                   473,000
 Reports to shareholders                          613,000
 Audit fees                                        50,000
 Legal fees (Note 4)                               56,000
 Registration and filing fees                      50,000
 Directors' fees and expenses                      96,000
 Other                                             42,463
                                             ------------
  Total expenses                                             18,142,822
                                                           ------------
   Net investment income                                     17,572,179
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                 113,695,279
  Foreign currency transactions                  (226,965)
                                             ------------
                                              113,468,314
 Net unrealized depreciation on investments   (13,200,708)
                                             ------------
  Net realized and unrealized gain                          100,267,606
                                                           ------------
Net increase in net assets resulting from
 operations                                                $117,839,785
                                                           ============

                  SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Smaller Companies Growth Fund, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                    1995            1994
                                               --------------  --------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                        $   17,572,179  $   15,508,983
  Net realized gain on investment and foreign
   currency transactions                          113,468,314      12,421,846
  Net unrealized appreciation (depreciation)      (13,200,708)    120,937,052
                                               --------------  --------------
   Net increase in net assets resulting from
    operations                                    117,839,785     148,867,881
 Distributions to shareholders:
  From net investment income
   Class I                                        (17,799,526)    (10,778,807)
  From net realized gain
   Class I                                        (15,254,111)     (4,548,680)
 Capital share transactions (Notes 2 and 3)
   Class I                                        (47,033,692)    146,105,579
   Class II                                         2,477,100              --
                                               --------------  --------------
     Net increase in net assets                    40,229,556     279,645,973
Net assets:
 Beginning of year                              1,409,494,217   1,129,848,244
                                               --------------  --------------
 End of year                                   $1,449,723,773  $1,409,494,217
                                               ==============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Smaller Companies Growth Fund, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Smaller Companies Growth Fund, Inc. (the Fund) is an open-end, diver-sified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting poli-cies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed se-curities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and ap-proved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Security Transactions, Investment Income, Distributions and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign secu-rities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. MERGER WITH TEMPLETON VALUE FUND, INC.

On October 22, 1993, the Fund acquired the net assets of Templeton Value Fund, Inc. (Value Fund) pursuant to a plan of reorganization approved by the Value Fund's shareholders. The merger was accomplished by a tax-free exchange of 14,274,720 shares of the Fund (valued at $108,202,380) for the net assets of the Value Fund which aggregated $108,202,380, including $19,241,116 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $1,273,694,466.

3. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective May 1, 1995, the Fund offered two classes of shares: Class I and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on

Templeton Smaller Companies Growth Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------
matters affecting a single class. All Fund shares outstanding before May 1, 1995 were designated as Class I shares. At August 31, 1995, there were 1.50 billion shares of capital stock authorized ($0.20 par value). Transactions in the Fund's shares were as follows:

                                                   CLASS I
                              ----------------------------------------------------
                                     YEAR ENDED                 YEAR ENDED
                                  AUGUST 31, 1995            AUGUST 31, 1994
                              -------------------------  -------------------------
                                SHARES        AMOUNT       SHARES        AMOUNT
                              -----------  ------------  -----------  ------------
     Shares sold               15,070,799  $120,009,656   33,559,838  $266,647,956
     Shares issued on
      reinvestment of
      distributions             3,752,881    28,274,671    1,761,600    13,357,355
     Shares issued on merger           --            --   14,274,720   108,202,380
     Shares redeemed          (24,757,808) (195,318,019) (30,485,649) (242,102,112)
                              -----------  ------------  -----------  ------------
     Net increase (decrease)   (5,934,128) $(47,033,692)  19,110,509  $146,105,579
                              ===========  ============  ===========  ============
                                      CLASS II
                              -------------------------
                                   FOR THE PERIOD
                                     MAY 1, 1995
                                      THROUGH
                                  AUGUST 31, 1995
                              -------------------------
                                SHARES        AMOUNT
                              -----------  ------------
     Shares sold                  300,812  $  2,538,911
     Shares redeemed               (7,137)      (61,811)
                              -----------  ------------
     Net increase                 293,675  $  2,477,100
                              ===========  ============

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Dis-tributors, Inc. (FTD) , and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively. The Fund pays monthly an investment manage-ment fee to TICI equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII an administrative fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of such average net assets in excess of $1.2 billion. For the year ended August 31, 1995, FTD received net commissions of $241,160 from the sale of the Fund's shares and FTIS received fees of $1,863,000.

Under the distribution plans for Class I and Class II shares, the Fund reim-burses FTD quarterly for FTD's costs and expenses in connection with any activ-ity that is primarily intended to result in sales of Fund shares, subject to a maximum of 0.25% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1995, there were no unreimbursed expenses. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $3,521 were paid to FTD for the period ended August 31, 1995.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $56,000 for the year ended August 31, 1995.

Templeton Smaller Companies Growth Fund, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $219,930,614 and $400,493,398, respec-tively. The cost of securities for federal income tax purposes is $1,086,913,422. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $378,186,088
      Unrealized depreciation       (53,507,016)
                                   ------------
      Net unrealized appreciation  $324,679,072
                                   ============

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as invest-ments in portfolio companies in which the Fund owns 5% or more of the outstand-ing voting securities. Investments in "affiliated companies" at August 31, 1995 amounted to $31,477,817. For the year ended August 31, 1995, dividend and in-terest income from affiliated companies was $1,177,628 and net realized losses from disposition of affiliated companies were $409,577.

Templeton Smaller Companies Growth Fund, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------
The Board of Directors and Shareholders Templeton Smaller Companies Growth
Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton Smaller Companies Growth Fund, Inc. as of August 31, 1995, and the related statement of operations for the year then end-ed, the statement of changes in net assets for each of the two years in the pe-riod then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Smaller Companies Growth Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

 TEMPLETON

 SMALLER

 COMPANIES

 GROWTH

 FUND, INC.

 Annual Report
 August 31, 1995




 [LOGO OF FRANKLIN TEMPLETON APPEARS HERE]


 TEMPLETON SMALLER COMPANIES
 GROWTH FUND, INC.

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 PRINCIPAL UNDERWRITER:

 Franklin Templeton
 Distributors, Inc.
 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Account Services
 1-800-354-9191

 Sales Information
 1-800-292-9293

 This report must be preceded or accompanied by a current prospectus of the Templeton Smaller Companies Growth Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.



 [RECYCLED PAPER LOGO                                            TL103 A95 10/95
    APPEARS HERE]